SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive

Suite 600

Fort Lauderdale, FL 33334

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results Of Operations And Financial Condition

On November 14, 2007, eDiets.com, Inc. issued a press release announcing results of operations for its three months and nine months ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 14, 2007, eDiets.com, Inc. (the “Company”) announced that current President Steve Rattner was named President and Chief Executive Officer effective immediately. Mr. Rattner joined the Company in May 2006, following the acquisition of Nutrio.com, of which he was President and Chief Executive Officer, as well as co-Founder, and was named President of the Company in October 2006.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	eDiets.com, Inc. Press Release, issued November 14, 2007.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Steve Rattner
Steve Rattner
President and Chief Executive Officer

Date: November 16, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated November 14, 2007.